foodfest™

FOOD CORPORATION

www.foodfestamerica.com

NASDAQ – NEW YORK

FDFT - OTCBB

FOODFEST FOOD CORPORATION

INVESTOR PRESENTATION

July 2011

...Selling Food Products that Matter...



"Our Philosophy Is Pure and Simple"

Simplify – Innovate – Grow

Safe Harbor Statement

foodfest
FOOD CORPORATION

The contents of this Presentation were drawn up with due diligence. However, we do not warrant the accuracy, completeness or timeliness of the information contained herein. With the exception of historical matters, the matters discussed in this Presentation are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenues, income and capital spending. When we use the words "believe," "intend," "expect," "may," "should," "anticipate," "could," "estimate," "plan," "predict," "project," or their negatives, or other similar expressions, the statements which include those words are usually forward-looking statements. When we describe strategy that involves risks or uncertainties, we are making forward-looking statements. The forward-looking statements in this Presentation speak only as of the date of this Presentation; we disclaim any obligation to update these statements unless required by securities law, and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control.

FOOD&DRINK

GROUP OF COMPANIES

Corporate Overview

foodfest FOOD CORPORATION

Foodfest Food Corporation is Canada's largest kosher, natural & organic food distribution company servicing the United States, Canada & Israel

- Foodfest was founded in 1987 by Henry Ender (CEO) & Fred Farnden (CFO)
- Foodfest currently services over 50 large customers reaching 3,000 retail & food service outlets
- Foodfest has 20 employees including a 7 person management team
- Revenues grew 35%+ in 2011 to $16.5 million
- Represents 7 world class manufacturers and 300 products
- Products include: Sabra Hummus, illy Coffee, Elite-Strauss, Soglowek, OF Tov, Wissotzky, and Strubs

Foodfest Products

FOOD&DRINK
GROUP OF COMPANIES

The Kosher Market

foodfest
FOOD CORPORATION

The appeal of Kosher food transcends any one specific ethnic group – some consumers buy Kosher because they believe that Kosher is simply better

- Estimated $9 billion global Kosher food market
- 15% year-over-year growth in the Kosher consumer food market
- 55% of Kosher consumers buy Kosher because they believe it is safer and healthier
- 40% of all consumer products sold are Kosher certified
- 70% of all food ingredients are Kosher certified
- 25,000 Kosher product lines on US supermarket shelves
- 7,500 new products are introduced into the Kosher market annually
- 21% of Americans buy Kosher food

FOOD&DRINK
GROUP OF COMPANIES

Kosher Consumers

Millions of people seek out the Kosher symbol to ensure that their preferences are being addressed


The Jewish Market
Seventh Day Adventists
Healthy Living
Vegetarians
Lactose Intolerant
The Islamic Community

- **The Jewish Market**
  In North America alone, the number of Jewish consumers exceeds 8 million
- **The Islamic Community**
  Muslims recognize the Kosher symbol conforms to the requirements of "Halal"
- **Vegetarians**
  The Kosher symbol "Parve" guarantees a product is meat/poultry free
- **Lactose Intolerant**
  The Kosher symbols guarantees that the product has never come into contact with any dairy derivative products
- **Healthy Living**
  A large number of consumers believe Kosher represents a higher standard of quality, therefore it is healthier

Growth in the Kosher Market

foodfest
FOOD CORPORATION


35
30
25
20
15
10
5
0
1988
1996
2000
2004
2007
2008
Consumers (Millions)

The number of worldwide Kosher consumers has risen from 6 million in 1988 to over 30 million in 2008

FOOD&DRINK
GROUP OF COMPANIES

2010 Highlights

foodfest FOOD CORPORATION

- Appointed 7 food brokers in US & Canadian markets including: New York, Quebec, Ontario, Alberta and British Columbia, to expand sales
- Gained new listings for Sabra Hummus and New York Pretzels
- Entered into an agreement to co-brand with Of Tov and Strubs the first turkey hot dogs and salami for Canada
- Listed a meatless vegetarian line of products for Whole Foods California
- Doubled listings of vegetarian line at Loblaw, Sobeys, IGA and Metro
- Redesigned the vegetarian line packaging and tripled product listing for Canada and US markets
- Introduced and listed new products in key accounts such as Loblaws, Sobey's and Metro, which included a Kosher Deli line from Israel and a major coffee brand from Italy

FOOD&DRINK
GROUP OF COMPANIES

2011 Outlook

foodfest
FOOD CORPORATION

- Negotiating with a top tier Israeli firm of Kosher consumer goods to represent their products in Canada
- Continued negotiations with Ontario cattle farm and Ontario cattle processors for value added antibiotic free and hormone free range cattle Kosher products for the Kosher and mainstream markets in Canada and the US
- Working with key brokers to introduce vegetarian and other lines into the Southeast US
- Working with a national broker to introduce vegetarian and other lines into national accounts in the US
- Have new listings taking effect to distribute several new lines of Strubs products

Financial Highlights

foodfest FOOD CORPORATION

- **Revenues** – increased more than 30% year-over-year in 2010 & 2011
- **Gross Profit (%)** - grew by more than 10% from 2009 to 2010

Factors driving this and future growth:

- Maintaining improved gross margins
- Introduction of new products
- Further penetrating major chains with new listings
- Expansion of customer base
- Identifying and adding skilled managers to accelerate growth

FOOD&DRINK
GROUP OF COMPANIES

Financial Performance

Revenues



$25,000
$20,000
$15,000
$10,000
$5,000
$-
$9,425
$12,970
$16,165
$17,500
$20,125
2009
2010
2011
2012*
2013*
Sales (Millions)
*Projected

FOOD&DRINK
GROUP OF COMPANIES

Financial Performance

foodfest
FOOD CORPORATION

Gross Profit



$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$1,674
$2,520
$3,720
$4,025
$4,625
2009
2010
2011
2012*
2013*
Gross Profit (Millions)
*Projected

FOOD&DRINK
GROUP OF COMPANIES

Financial Performance

EBITDA



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
$254
$288
$600
$750
$950
2009
2010
2011
2012*
2013*
EBITDA (Thousands)
*Projected

FOOD&DRINK
GROUP OF COMPANIES

Growth Opportunities

foodfest
FOOD CORPORATION

FOOD&DRINK
GROUP OF COMPANIES

Growth Opportunities

foodfest
FOOD CORPORATION

Distribution expansion

- The distribution market of Kosher, natural and organic products is fragmented
- Most distributors are typically small to medium sized regional operations with entrepreneurial owner/manager
- Dynamic growth is limited by access to capital resources

Integrate distribution with supply & manufacturing

- Foodfest has specific strategic opportunities for acquisition of Kosher manufacturers in North America and Israel
- Acquiring complementary Food Specialty manufacturers and integrating manufacturing, supply and distribution would expand product offering

Growth Goals

foodfest
FOOD CORPORATION

- To acquire, merge and consolidate distributors throughout North American and global markets.
  - Consolidation of purchasing for multiple distribution points will positively impact gross margins by as much as 10%.
  - Consolidation of transportation, warehouse and labor costs of products can reduce expenses by 5% or more.
- To create a distribution cluster in each of the major markets in Canada, the US and Israel would allow Foodfest to become the single largest distributor of Kosher food in North America and the key link between processors worldwide and the "Kosher" consumer.
- To provide state-of-the-art distribution channels offering Kosher, natural and organic products through regionally dedicated warehouses strategically located throughout North America and global markets.

FOOD&DRINK
GROUP OF COMPANIES

Acquisition Opportunity

foodfest
FOOD CORPORATION

STRUB'S FOOD CORPORATION

- Founded in 1929, Strub's Food Corporation is Canada's largest privately owned pickle manufacturer
- Strub's produces pickles, sauerkraut, hot peppers, pimentos, smoked fish, sweet gerkins, relish and pickled eggs
- Strubs is currently owned by the majority shareholders of Foodfest and a related party
- Strub's Pickles processes and packs more than 60 million pickles each year and distributes them through supermarkets, restaurants, hotels and institutions across Canada and select retailers in the U.S.
- Strubs has 90% brand recognition & controls 75% of all refrigerated pickle sales in Canada

Strub's Annual Sales for 2011 are $20.5 M

Benefits of Foodfest acquisition

foodfest
FOOD CORPORATION

- Elimination of $3.6 million of outside debt from the Strub's balance sheet will save $125,000 of annual interest
- $2.1 million of shareholder loans will be eliminated by converting loan amount into Foodfest common stock
- Purchasing the Strub's operating facility will reduce annual expenses by $200,000
- Foodfest broker and distribution channels will enhance sales, particularly in the US Market
- Working capital investments to upgrade production facility will lead to improved operating costs
- Co-branding opportunities with Foodfest products offer mutual benefits and leverage the Strub's name and logo
- Combining corporate management of Strub's and Foodfest will offer numerous synergies

FOOD&DRINK
GROUP OF COMPANIES

STRUB'S FOOD CORPORATION

Projected Financial Performance of Strub's

Year	Sales	Gross Profit	EBITDA
2010	$19,650	$4,772	$225
2011	$20,500	$3,835	($400)
2012*	$21,800	$4,860	$750
2013*	$22,900	$5,104	$1,085

2010 and 2011 actual results / *2012 & 2013 Projected results

Financial Performance

foodfest
FOOD CORPORATION

Projected Financial Performance – Combined with Targeted Acquisition



$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$32,620
$36,666
$39,300
$43,025
2010
2011
2012*
2013*
Sales (Millions)
*Projected

FOOD&DRINK
GROUP OF COMPANIES

Financial Performance

foodfest
FOOD CORPORATION

Projected Gross Margin – Combined with Targeted Acquisition



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$7,292
$7,555
$8,885
$9,729
2010
2011
2012*
2013*
Gross Profit (Millions)
*Projected

FOOD&DRINK
GROUP OF COMPANIES

Financial Performance

Projected EBITDA – Combined with Targeted Acquisition



$2,500
$2,000
$1,500
$1,000
$500
$-
$453
$200
$1,500
$2,035
2010
2011
2012*
2013*
EBITDA (Millions)
*Projected

FOOD&DRINK
GROUP OF COMPANIES

Senior Management

- Foodfest has seven senior managers with complementary skill sets to oversee management and financial affairs
- Foodfest has a Board of Directors to oversee its regulatory and governing obligations
- Foodfest has 100 years of combined management experience
- Foodfest continues to attract key management to contribute to the "bottom line" and add shareholder value



Henry Ender

CEO, Co-founder and Board Member

- Mr. Ender is the founder and C.E.O. of Foodfest International
- Mr. Ender knows each potential acquisition intimately and therefore understands the synergies which the mergers will achieve.
- He then plans to integrate all of these companies logistically by eliminating many unnecessary expenses and creating economy to scale
- Mr. Ender is blessed with a small but highly effective management team who is disciplined, passionate, well researched, street smart in all facets, and is intimately highly experienced in the Kosher food industry.
- Mr. Ender has a long successful history in the food industry which began in 1974. Mr. Ender has been involved in the management and ownership positions in North Kensington Markets, Central Smoked Fish, International Shrimp Storage, Canada Seafood Corporation, All Seas Fisheries (which currently enjoys annual sales of multi-millions), and Seacore Seafood Corporation (with annual sales of multi-millions).
- Mr. Ender and Foodfest pride themselves with a long list of achievements in North America. To mention a few – strong relationships with Loblaws, Fortinos, Zehrs, Real Canadian Superstore, No Frills, Maxi, Whole Foods, Sobeys, Price Chopper, IGA, A&P, Metro, Dominion, Food Basics, Shoppers Drug Mart, Highland Farms, Longo's and Pusateri's.
- Also included are stores across Canada in the West Coast, East Coast as well as stores in the United States including New York State, Florida, the Mid-West and California.
- Other clients include airlines, universities, independent stores, hospitals, bakeries, caterers and the list goes on and continues to grow.
- Mr. Ender's dramatic growth is attributed to forging alliances with quality co-distributors and retailers in major cities and towns throughout North America. Mr. Ender's "who's of who's" clients enjoy combined sales of over $100 billion dollars annually.



Fred Farnden

President, Co-founder, Chairman of the Board and Chief Financial Officer

- Mr. Fred Farnden completed his university studies at the University of British Columbia in 1971, receiving his Bachelor of Commerce Degree in Industrial Management. Mr. Farnden's career in business began after graduation with Safeway Stores Incorporated in the Canadian supply division of Empress Foods.
- He received training in accounting, purchasing, marketing and production. He reached the level of plant manager managing the Tea and Coffee plant and then the Empress Jam plant, a multi product facility and the largest plant within all supply divisions of Safeway Stores Incorporated.
- During his tenure as President of Foodfest Mr. Farnden has utilized his talents to assist his partners guide the company into becoming Canada's largest privately owned Kosher food distributor. Mr. Farnden has been instrumental in developing the logistics and inventory controls which are essential to the continued growth in the global product acquisitions that are a mainstay of Foodfest's strength and continued growth.
- His expertise in international trade, banking and logistics is viewed as one of the cornerstones of Foodfest's overall success.

foodfest FOOD CORPORATION

Key Board Members



Kevin Hopps
Chief Executive Officer of Strub's Food Corp



Yael Sogolwek Ender
Sogolwek Industries (Board Member)

Key Employees



Blair Ender
Sales Executive Director and Business Development



Ryan Ender
Vice President Sales, Marketing and Business Development



Jordan Ender
Vice President Sales, Marketing and Business Development



Ruth Zabizewski
Merchandising Manager



Iqbal Saleh
Controller

Corporate Summary

foodfest FOOD CORPORATION

- To represent world class manufacturers in the Food Specialty sector such as Kosher, organic and natural.
- To acquire complementary Food Specialty distributors.
- To partner with complementary Food Specialty manufacturers.
- To acquire complementary Food Specialty manufacturers located throughout North America and Israel.
- To introduce leading Food Specialty brands into the Kosher, organic and natural food markets to maximize sales.
- To continuously improve gross margins on all business ventures.

foodfest
FOOD CORPORATION

Headquarters and Distribution Center


foodfest

Foodfest prides itself on its state of the art building strategically located in Toronto, for distribution in the Ontario market, Eastern Canada, Western Canada and the United States.

FOOD&DRINK
GROUP OF COMPANIES

foodfest
FOOD CORPORATION

www.foodfestamerica.com

NASDAQ – NEW YORK

FDFT - OTCBB

5 Year Objective

Through Acquisitions in U.S., Canada and Israel

Revenues: $200 million
EBITDA: $10 million



foodfest

Corporate Management

Henry Ender
Chief Executive Officer

Fred Farnden
President and Chief Financial Officer

Joe Formusa
Chief Operational Officer and Business Development

Blair Ender
Sales Executive Director and Business Development

Ryan Ender
Vice President Sales and Marketing, and Business Development

Jordan Ender
Vice President Sales and Marketing, and Business Development

Legal
Anslow & Jaclin
195 Route 9 South, Manalapan, N.J., Suite #204, 07726

Auditors
DNTW, Chartered Accountants, LLP.
8953 Woodbine Ave. Markham, Ontario, Canada, L3R OJ9

Agent
First American Stock Transfer

Investor Relations
Todd Fromer, **KCSA Strategic Communications**

Banking
RBC- Royal Bank of Canada

Toronto Office
361 Connie Cres., Vaughan, Ontario, Canada L4K 5R2 - Tel: (905) 709-4775 Fax: (905) 709-7116